UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2021

Cyxtera Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39496	84-3743013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2333 Ponce de Leon Boulevard, Suite 900 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

(305) 537-9500

Registrant’s telephone number, including area code

Starboard Value Acquisition Corp.

777 Third Avenue, 18th Floor

New York, NY

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	CYXTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “Company,” “we,” “our,” “us” and “Cyxtera” refer to Cyxtera Technologies, Inc., a Delaware corporation, and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “SVAC” refer to Starboard Value Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement (as defined below) in the section entitled “Certain Defined Terms” beginning on page ii thereof, and such definitions are incorporated herein by reference.

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 4, 2021 (the “Original Form 8-K”). The Company is filing this Amendment to the Original Form 8-K to (a) include the unaudited condensed consolidated financial statements of the Company as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 as Exhibit 99.2, (b) include the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three and six months ended June 30, 2021 and 2020 and for the years ended December 31, 2020, 2019 and 2018 as Exhibit 99.4, (c) include the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 as Exhibit 99.3 and (d) amend the description of beneficial ownership under “Security Ownership of Certain Beneficial Owners and Management” in the Form 10 Information.

Accordingly, the Original Form 8-K is hereby amended solely to update the description of beneficial ownership under “Security Ownership of Certain Beneficial Owners and Management” of the Form 10 Information and amend and restate Item 9.01. The Original Form 8-K otherwise remains unchanged.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o Cyxtera Technologies, Inc., BAC Colonnade Office Towers, 2333 Ponce de Leon Boulevard, Suite 900, Coral Gables, Florida 33134.

The beneficial ownership of our Class A common stock is based on 165,978,740 shares of Class A common stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares, the issuance of shares as part of the Forward-Purchase and the consummation of the PIPE Investment, all as described in the Original Form 8-K.

Beneficial Ownership Table

Name of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
5% Stockholders:
SIS Holdings LP(1)(2)(7)	109,850,000	64.7%
SVAC Sponsor LLC(3)(7)	16,203,840	9.4%
Starboard Value LP(4)(5)(6)	22,130,128	12.9%
Directors and Executive Officers:
Fahim Ahmed	—	—
John W. Diercksen	—	—
Michelle Felman	30,000	*
Melissa Hathaway	—	—

Jeffrey Smith(5)(6)	22,130,128	12.9%
Raymond Svider	—	—
Manuel D. Medina(2)	109,850,000	64.7%
Gregory Waters	—	—
Nelson Fonseca	—	—
Randy Rowland	—	—
Carlos Sagasta	—	—
Victor Semah	—	—
Leo Taddeo	—	—
Directors and executive officers as a group (13 individuals)	132,010,128	77.6%

*	Less than 1%.

(1)    SIS Holdings LP is the record holder of 106,100,000 shares of Class A common stock and has the right to acquire 3,750,000 shares of Class A common stock within 60 days pursuant to an optional share purchase agreement. The general partner of SIS Holdings LP is SIS Holdings GP LLC, which is managed by a board of directors, a majority of which is appointed by BCEC Cyxtera Technologies Holdings (Guernsey) L.P. The general partners of BCEC Cyxtera Technologies Holdings (Guernsey) L.P. are CIE Management IX Limited and BCEC Management X Limited, which are controlled by the board of directors, which are appointed by BC Partners Group Holdings Limited, which is a majority-owned subsidiary of BC Partners Holdings Limited, which is controlled by Lee Clark, Karen Jamieson, Mark Rodliffe and Nikos Stathopoulos. As a result, each of the foregoing entities may be deemed to share voting and investment power over the shares of Class A common stock held by SIS Holdings LP. The business address of SIS Holdings LP and SIS Holdings GP LLC is 2333 Ponce De Leon Boulevard, Suite 900, Coral Gables, Florida 33134. The business address of BC Partners Holdings Ltd. and BC Partners Group Holdings Ltd. is West Wing, Floor 2, Trafalgar Court, Les Banques, St. Peter, Port Guernsey. The business address of BCEC - Cyxtera Technologies Holdings (Guernsey) L.P., BCEC Management X Ltd. and CIE Management IX Ltd. is Arnold House P.O. Box 273, St. Julian’s Avenue, St. Peter, Port Guernsey.

(2)    Medina Capital Fund II - SIS Holdco, L.P. maintains the right (subject to certain conditions) to elect one of BCEC Cyxtera Technologies Holdings (Guernsey) L.P.’s designees to the Board of Directors of Cyxtera and a negative consent right over the disposition of the Class A common stock held by SIS Holdings LP. Medina Capital Fund II—SIS Holdco GP, LLC is the general partner of Medina Capital Fund II - SIS Holdco, L.P., which is ultimately controlled by Manuel D. Medina. As a result, Mr. Medina and each of the foregoing entities may be deemed to share voting and investment power over the shares of Class A common stock held by SIS Holdings LP.

(3)    SVAC Manager LLC, a Delaware limited liability company, is the manager of SVAC Sponsor LLC. SVAC Sponsor LLC’s business address is 777 Third Avenue, 18th Floor, New York, New York 10017.

(4)    Starboard Value LP, as the investment manager of Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard X Master Fund Ltd (“Starboard X Master”) and a certain managed account (“Starboard Value LP Account”) and the manager of Starboard Value and Opportunity S LLC (“Starboard S LLC”), may be deemed the beneficial owner of the (i) 12,384,694 shares of Class A common stock beneficially owned by Starboard V&O Fund, (ii) 2,189,382 shares of Class A common stock beneficially owned by Starboard S LLC, (iii) 1,301,928 shares of Class A common stock beneficially owned by Starboard C LP, (iv) 1,001,486 shares of Class A common stock owned by Starboard L Master, (v) 1,722,647 shares of Class A common stock owned by Starboard X Master and (vi) 3,529,991 shares of Class A common stock through the Starboard Value LP Account. Starboard Value LP disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. The business address of Starboard Value LP is 777 Third Avenue, 18th Floor, New York, New York 10017.

(5)    Jeffrey C. Smith may be deemed to beneficially own 22,130,128 shares of Class A common stock because he is a member of Starboard Value GP, LLC, which is the general partner of Starboard Value LP, and, therefore, may be deemed to direct the voting and dispositive decisions of Starboard Value LP with respect to such Class A common stock. Mr. Smith disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The business address of Mr. Smith and Starboard Value LP is 777 Third Avenue, 18th Floor, New York, New York 10017.

(6)    These shares of Class A common stock reported as beneficially owned include shares of Class A common stock that may be received upon exercise of warrants or through the optional share purchase agreement within 60 days.

(7)    Pursuant to the stockholder’s agreement, SVAC Sponsor LLC and SIS Holdings LP may be deemed to be a group. If SVAC Sponsor LLC and SIS Holdings LP were a group, such group would be deemed to beneficially own 126,053,840, or 74.3%, of the outstanding Class A Common Stock.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

Legacy Cyxtera’s consolidated statements of operations, comprehensive loss, changes in shareholder’s equity and cash flows for the years ended December 31, 2020, 2019 and 2018, the consolidated balance sheets as of December 31, 2020 and 2019, and the related notes to the financial statements, are set forth in the Proxy Statement beginning on page F-76 and incorporated herein by reference. Legacy Cyxtera’s unaudited condensed consolidated statements of operations, comprehensive loss, changes in shareholder’s equity and cash flows for the three months ended March 31, 2021 and 2020, the condensed consolidated balance sheet as of March 31, 2021, and the notes related thereto, are set forth in the Proxy Statement beginning on page F-52 and incorporated herein by reference.

Cyxtera’s unaudited condensed consolidated statements of operations, comprehensive loss, changes in shareholder’s equity and cash flows for the three and six months ended June 30, 2021 and 2020, the condensed consolidated balance sheet as of June 30, 2021, and the notes related thereto, are set forth in Exhibit 99.2 and incorporated herein by reference.

Cyxtera’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2021 and 2020 is set forth in Exhibit 99.4 and incorporated herein by reference.

SVAC’s audited condensed consolidated balance sheets as of December 31, 2020 (As Restated) and December 31, 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 (As Restated) and for the period from November 14, 2019 (inception) through December 31, 2019, and the notes related thereto are set forth in the Proxy Statement beginning on page F-26 and incorporated herein by reference. SVAC’s unaudited condensed consolidated balance sheet as of March 31, 2021, the related unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the three months ended March 31, 2021 and 2020, and the notes related thereto are set forth in the Proxy Statement beginning on page F-2 and incorporated herein by reference. SVAC’s unaudited condensed consolidated balance sheet as of June 30, 2021, the related unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the three and six months ended June 30, 2021 and 2020, and the notes related thereto are set forth in the Form 10-Q for the quarterly period ended June 30, 2021 filed by SVAC on July 29, 2021, and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020, is filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated as of February 21, 2021, by and among Starboard Value Acquisition Corp., Mundo Merger Sub 1, Inc., Mundo Merger Sub 2, LLC, Cyxtera Technologies, Inc. and Mundo Holdings, Inc.	8-K	2.1	2/22/2021

3.1	Second Amended and Restated Certificate of Incorporation.	8-K	3.1	8/4/2021

3.2	Amended and Restated By-Laws.	8-K	3.2	8/4/2021

4.1	Specimen Class A Common Stock Certificate of Starboard Value Acquisition Corp.	S-1	4.2	8/28/2020

4.2	Specimen Warrant Certificate of Starboard Value Acquisition Corp.	S-1	4.3	8/28/2020

4.3	Warrant Agreement, dated September 9, 2020, by and between SVAC and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	4.1	9/14/2020

4.4	Specimen Class A Common Stock Certificate of Cyxtera Technologies, Inc.	8-K	4.4	8/4/2021

10.1	Promissory Note, dated November 27, 2019 issued to SVAC Sponsor LLC.	S-1	10.1	8/18/2020

10.2	Form of Letter Agreement among the SVAC and its officers and directors and SVAC Sponsor LLC.	S-1	10.2	8/18/2020

10.3	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and SVAC.	S-1	10.3	8/18/2020

10.4	Form of Registration Rights Agreement between SVAC and certain security holders.	S-1	10.4	8/18/2020

10.5	Securities Subscription Agreement, dated November 25, 2019 between the SVAC and SVAC Sponsor LLC.	S-1	10.5	8/18/2020

10.6	Private Placement Warrants Purchase Agreement, dated August 17, 2020, between SVAC and SVAC Sponsor LLC.	S-1	10.6	8/18/2020

10.7	Form of Indemnity Agreement of SVAC.	S-1	10.7	8/18/2020

10.8	Form of Administrative Services Agreement, by and between SVAC and SVAC Sponsor LLC.	S-1	10.8	8/18/2020

10.9	Forward Purchase Agreement, dated August 17, 2020, by and among SVAC and the Forward Purchasers.	S-1	10.9	8/18/2020

10.10	Form of Indemnification Agreement.	8-K	10.10	8/4/2021

10.11	Employment Agreement between Cyxtera Management, Inc. and Nelson Fonseca dated May 8, 2017.	8-K	10.11	8/4/2021

10.12	Amendment to the Employment Agreement between Cyxtera Management, Inc. and Nelson Fonseca dated November 18, 2019.	8-K	10.12	8/4/2021

10.13	Employment Agreement between Cyxtera Management, Inc. and Randy Rowland dated May 8, 2017.	8-K	10.13	8/4/2021

10.14	Amendment to the Employment Agreement between Cyxtera Management, Inc. and Randy Rowland dated November 18, 2019.	8-K	10.14	8/4/2021

10.15	Executive Employment Agreement between Cyxtera Management, Inc. and Carlos Sagasta dated February 10, 2020.	8-K	10.15	8/4/2021

10.16	2021 Incentive Award Plan.	8-K	10.16	8/4/2021

10.17	Form of Amended and Restated Registration Rights Agreement by and among certain stockholders.	8-K	10.17	8/4/2021

10.18	First Lien Credit Agreement, dated May 1, 2017, by and among Cyxtera DC Parent Holdings, Inc., Cyxtera DC Holdings, Inc. (f/k/a Colorado Buyer Inc.), and the other parties thereto.	8-K	10.18	8/4/2021

10.19	Amendment to the Credit Agreement, dated May 7, 2021, by and among Cyxtera DC Holdings, Inc.(f/k/a Colorado Buyer Inc.), Cyxtera DC Parent Holdings, Inc., and Citibank, N.A., as administrative agent and collateral agent.	8-K	10.19	8/4/2021

10.20	Stockholders Agreement, dated July 29, 2021, by and among Cyxtera Technologies, Inc., a Delaware corporation (f/k/a Starboard Value Acquisition Corp.), SIS Holdings LP, BCEC-Cyxtera Technologies Holdings (Guernsey) L.P., Medina Capital Fund II -SIS Holdco, L.P. and SVAC Sponsor LLC	8-K	10.20	8/4/2021

16.1	Letter from WithumSmith+Brown PC to the U.S. Securities and Exchange Commission dated August 4, 2021.	8-K	16.1	8/4/2021

16.2	Letter from KPMG LLP to the U.S. Securities and Exchange Commission, dated August 4, 2021.	8-K	16.2	8/4/2021

21.1	Subsidiaries of the Company.	8-K	21.1	8/4/2021

99.1	Press release dated July 30, 2021.	8-K	99.1	8/4/2021

99.2	Cyxtera’s unaudited condensed consolidated statements of operations, comprehensive loss, changes in shareholder’s equity and cash flows for the three and six months ended June 30, 2021 and 2020, the condensed consolidated balance sheet as of June 30, 2021, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information.

99.4	Cyxtera’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended June 30, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: August 16, 2021	By:	/s/ Victor Semah
	Name:	Victor Semah
	Title:	Chief Legal Officer